UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2020

TECH DATA CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-14625	59-1578329
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

5350 Tech Data Drive

Clearwater, Florida, 33760

(Address of principal executive offices)

727-539-7429

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange which registered
Common stock, par value $.0015 per share	TECD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On March 10, 2020, Tiger Merger Sub Co., an affiliate of certain investment funds managed by affiliates of Apollo Global Management, Inc. (“Apollo”), launched an offer to purchase for cash any and all of Tech Data Corporation’s outstanding 3.700% Senior Notes due 2022 (the “2022 Notes”) and any and all of Tech Data Corporation’s outstanding 4.950% Senior Notes due 2027 (the “2027 Notes”) and a consent solicitation to amend the indenture and global securities establishing the 2022 Notes and the 2027 Notes to (i) eliminate the requirement to make a “change of control” offer in connection with the proposed merger of Tiger Merger Sub Co. into Tech Data Corporation pursuant to the Agreement and Plan of Merger among Tech Data Corporation, Tiger Midco, LLC and Tiger Merger Sub Co. and (ii) make certain other customary changes for a privately-held company to the “change of control” provisions (the “Proposed Amendments”). Concurrently with, but separate from, the aforementioned offer to purchase and consent solicitation, Tiger Merger Sub. Co. launched a consent solicitation for the Proposed Amendments for holders of the 2027 Notes.

On March 10, 2020, Apollo issued a press release announcing the offer and consent solicitation. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference herein.

On March 10, 2020, Apollo issued a press release announcing the separate consent solicitation with respect to the 2027 Notes. A copy of the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference herein.

This information that is furnished shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information and exhibit in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

Exhibit 99.1	Press Release, dated March 10, 2020, issued by Apollo Global Management, Inc.

Exhibit 99.2	Press Release, dated March 10, 2020, issued by Apollo Global Management, Inc.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tech Data Corporation
(Registrant)

Date: March 10, 2020	/s/ Charles V. Dannewitz
Charles V. Dannewitz Executive Vice President, & Chief Financial Officer